UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2016

IMMUNE PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36602	52-1841431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 East 29th Street, Suite 940, New York, NY	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 440-9310

N/A

(Former name or former address, if changed since last report.)

With Copies to:

Richard A. Friedman, Esq.

Andrea Cataneo, Esq.

Sheppard Mullin Richter & Hampton LLP

30 Rockefeller Plaza, 39th Floor

New York, New York 10112

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 2, 2016, Immune Pharmaceuticals Inc. (the “Company”) received a notification from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“NASDAQ”) indicating that the Company had failed to comply with NASDAQ’s shareholder approval requirement set forth in Listing Rule 5635(d) (the “Rule”). The notification stated that determination was based on the Staff’s determination to aggregate the discounted share issuances in transactions that had been completed in April, June and July of 2016 for purposes of determining whether the threshold for shareholder approval had been triggered.

The letter received from NASDAQ has no immediate effect on the listing of the Company’s common stock. Under NASDAQ Rules, the Company has until December 17, 2016 (45 calendar days from November 2, 2016) (the “Compliance Period”) to submit a plan to regain compliance. If the Company’s plan is accepted, NASDAQ can grant an extension of up to 180 calendar days from November 2, 2016 to evidence compliance. If NASDAQ does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a NASDAQ Hearings Panel.

The Company intends to take the appropriate steps to address the issues raised by NASDAQ as quickly as possible and it is currently considering and evaluating all available options to resolve the Company’s noncompliance with respect to the share issuances as may be necessary. The Company intends to submit a remediation plan to NASDAQ promptly for its approval. There can be no assurance that the Company will be able to regain compliance with the NASDAQ requirements or will otherwise be in compliance with other NASDAQ listing criteria.

This information is being provided solely to comply with NASDAQ Listing Rules requiring public announcement of the Company’s receipt of the letter from NASDAQ.

Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are characterized by future or conditional verbs such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate" and "continue" or similar words. Such statements are only predictions and actual events or results may differ materially from those anticipated in these forward-looking statements. However, there may be events or results in the future that we are not able to accurately predict or control. Factors that may cause such differences include, but are not limited to, those discussed under Item 1A. Risk Factors and elsewhere in the Company's Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission, as well as the risks and uncertainties related to the actions and decisions of Nasdaq. You should not place undue reliance on any forward-looking statements. The Company does not assume any obligation to update forward-looking statements as circumstances change, except as required by securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUNE PHARMACEUTICALS INC.

	By:	/s/ Daniel G. Teper
	Name:	Daniel G. Teper
	Title:	Chief Executive Officer
Date: November 8, 2016

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